UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(a) of the Securities Exchange Act of 1934


Date of Report: March 13, 2006
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                          DALECO RESOURCES CORPORATION
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               (Exact name of registrant as specified in Charter)

         Nevada                     0-12214                  23-2860734
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(State or other jurisdiction       (Commission             (IRS Employee
   of Incorporation)                 File No)             Identification No.)

            120 North Church Street, West Chester, Pennsylvania 19380
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: 610-429-0181
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.

      Departure of Directors or Principals Officers, Election of Directors; Appointment of Principal Officers:

      On March 10, 2006, but effective as of January 15, 2006, the Board of Directors appointed Mr. Richard A. Thibault Vice President-Minerals of the Company.

      RICHARD A. THIBAULT:

      Mr. Thibault is a registered professional engineer, a member of the Canadian Institute of Mining, Metallurgy and Petroleum (CIM) and the American Institute of Mining Engineers (AIME). He holds a B.SC., with Honors in Mining Engineering from Queens University in Kingston, Canada. He is also the recipient of the District 5 Distinguished Service Award 1999, by the Canadian Institute of Mining, Metallurgy and Petroleum.

      Mr. Thibault has been involved in all aspects of mining engineering and mine operations throughout his 28 year career. Feasibility and economic justifications and conducting due diligence is part of his area of expertise. Contract mining including contract management has also formed a part of his experience.

      Mr. Thibault worked numerous years in Canada for a large coal mining company where he held positions of progressively more responsibility. He has also spent the last decade working throughout South America. Initially as the Vice President and General Manager of a junior mining company, then as the Managing Director of an Industrial Minerals Company in Argentina. More recently he has been based out of Santiago, Chile where he has worked as a mining consultant and the General Manager of BGC-AVOT Ingenieria Ltda.

      Mr. Thibault has been provided with a copy of this 8-K and has been offered the opportunity to provide the Registrant with a letter stating whether he agrees with the statements made by the Registrant in response to this Item
5.02 and, if not, stating the respects in which he does not agree. Should the Registrant receive a letter from Mr. Thibault, the Registrant shall file same by Amendment to this Form 8-K within two (2) business days after receipt of such a letter by the Registrant.

Exhibits:

      Attached as Exhibit 10.44 hereto is Mr. Thibault's Employment Agreement.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Daleco Resources Corporation
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                                                (Registrant)


Date:  March 13, 2006
                                        /s/ Gary J. Novinskie
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                                        Gary J. Novinskie, President




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